Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Commitments And Contingencies.
Disclosure of commitments and contingent liabilities [text block]

Note 9. Commitments and Contingencies

Legal Proceedings

On April 28, 2022, we received formal notice that on April 21, 2022, SSI, had initiated a legal proceeding against us in The Danish Maritime and Commercial High Court (Sø og Handelsretten), claiming sole ownership of a patent application (PCT/EP2020/050058 and subsequently national filings, EP3906045), we had filed related to a method for treating malignant neoplasm by administering a composition comprising a high dose of neopeptides, a solvent and SSI’s liposomal adjuvant, CAF®09b, for which we have an exclusive, royalty bearing sub-licensable license to use from SSI, or the Invention.

The patent application for the Invention relates solely to the use of the adjuvant CAF®09b in conjunction with a high dose of neopeptides in our EVX-01 product candidate. SSI’s claim to the patent application does not relate to any other aspect of our patent portfolio covering EVX-01 or the PIONEER platform technology. The patent application stems from work we performed under a collaboration agreement we entered into with SSI, DTU, Center for Cancer Immune Therapy (Herlev Hospital) and the Center for Genomic Medicine (Rigshospitalet). The patent application names us and certain of our employees as the sole invertors of the Invention.

In its filing, SSI’s primary claim is that the Invention disclosed in the patent application was not made by us and our employees, but rather, that SSI and members of its staff made the Invention and, therefore, SSI and certain of its staff members should be listed as the sole inventors of the Invention. Subsidiary claims is that SSI should have co-ownership with us of the patent application and the Invention.

It is our position that we and our employees are the sole inventors of the Invention. We believe that we have strong defenses against SSI’s claim and that SSI’s claim is without merit. We intend to vigorously defend the action. In any event, even if SSI’s claim were to be upheld by the court, while no assurance can be given, we do not expect that the claim would have a material impact on our rights to use the Invention in the development and commercialization of EVX-01, as we believe that such rights are covered by our current license agreement with SSI and SSI would be excluded from enforcing its rights in the Invention to prevent us from developing and commercializing our EVX-01 product candidate.

After several rounds of written statements to the courts the court proceedings has been paused since May 2023 on the basis that non-court mediated negotiations are ongoing between us and SSI to resolve the situation without further court proceedings. We expect these negotiations to be completed during the first quarter of 2024. It is the opinion of the executive management team that the legal proceedings will not have material impact on the company’s future financial results. Further, the expectation is a settlement will be reached with a good outcome for the company. Our legal counsel has confirmed that they support our evaluation that the ongoing legal proceedings will not have a material impact on our future financial results or business operations. As of the date of this filing, we cannot reasonably estimate any range of potential future charges, and therefore, we have not recorded any accrual for liabilities associated with these legal proceedings.

Note 22. Commitments and Contingencies

Legal Proceedings

On April 28, 2022, the Company received formal notice that on April 21, 2022, Statens Serum Institut (“SSI”), had initiated a legal proceeding against the Company in The Danish Maritime and Commercial High Court (Sø og Handelsretten), claiming sole ownership of a patent application (PCT/EP2020/050058 and subsequently national filings, EP3906045), the Company filed related to a method for treating malignant neoplasm by administering a composition comprising a high dose of neopeptides, a solvent and SSI’s liposomal adjuvant, CAF®09b, for which the Company has a non-exclusive, royalty-bearing sub-licensable license to use from SSI (the “Invention”).

The patent application for the Invention relates solely to the use of the adjuvant CAF®09b in conjunction with a high dose of neopeptides in the Company’s EVX-01 product candidate. SSI’s claim to the patent application does not relate to any other aspect of the Company’s patent portfolio covering EVX-01 or the PIONEER platform technology. The patent application stems from work the Company performed under a collaboration agreement the Company entered into with SSI, DTU, Center for Cancer Immune Therapy (Herlev Hospital) and the Center for Genomic Medicine (Rigshospitalet). The patent application names the Company and certain of the Company’s employees as the sole invertors of the Invention.

In its filing, SSI’s primary claim is that the Invention disclosed in the patent application was not made by the Company and its employees, but rather, that SSI and members of its staff made the Invention and, therefore, SSI and certain of its staff members should be listed as the sole inventors of the Invention. In the alternative, SSI claims that it should have co-ownership with the Company of the patent application and the Invention.

It is the Company’s position that the Company and its employees are the sole inventors of the Invention. The Company believes that it has strong defenses against SSI’s claim and that SSI’s claim is without merit. The Company intends to vigorously defend the action. In any event, even if SSI’s claim were to be upheld by the court, while no assurance can be given, the Company does not expect that it would have a material impact on its rights to use the Invention in the development and commercialization of EVX-01, as the Company believes that such rights are covered by its current license agreement with SSI and SSI would be excluded from enforcing its rights in the Invention to prevent the Company from developing and commercializing its EVX-01 product candidate. As of December 31, 2022 the opinion of the Company’s legal counsel is that the ongoing legal proceedings will not have a material impact on the Company’s future financial results.

As of December 31, 2022 the Company and SSI have begun to make written statements to the courts, and this process has been ongoing through the date of issuance of this Form 20-F; whereafter the court will announce official dates for court meetings to take place. The Company and SSI are presently in communication on the Board and Executive Management levels to the resolve the legal dispute through an out of court settlement.

Contractual obligations

The contractual obligations are similar individually and, in the aggregate, not material to the future financial position, operating profit or cash flow.

At December 31, 2022, the Company had the following contractual commitments which fall due as follows:

	December 31, 2022
	(USD in thousands)
	Contractual
	cash flows	<1 year	1 – 2 years	2 – 5 years	>5 years	Total

	(USD in thousands)
Purchase obligations	—	$598	$56	$904	$—	$1,558
Total	—	$598	$56	$904	$—	$1,558

The majority of the purchase obligations of $0.8 million relate to CRO’s as of December 31, 2022.

At December 31, 2021, the Company had the following contractual commitments which fall due as follows:

	December 31, 2021
	(USD in thousands)
	Contractual
	cash flows	<1 year	1 – 2 years	2 – 5 years	>5 years	Total

	(USD in thousands)
Purchase obligations	—	$72	$72	$—	$—	$72
Total	—	$72	$72	$—	$—	$72

The Company has purchase obligations of $72 thousand due to CRO’s and a nominal amount due system provider as of December 31, 2021.